Exhibit 32.1

                              PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                         Regarding Annual Report on Form 10-K for the Year Ended December 31, 2006

                In connection with the Annual Report of Pacific State Bancorp (the "Company") on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), the undersigned hereby certifies, pursuant to 18 U.S.C.
        Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

                (1)     The  Report  fully  complies  with the  requirements  of
                        Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                       BY: /s/ Steven A. Rosso
                                           -------------------------------------
                                           President and Chief Executive Officer
                                           Date: March 29, 2007